TCBI Q3 2012 Earnings Exhibit 99.2

Certain matters discussed on this call may contain forward-looking statements, which are subject to risks and uncertainties and are based on Texas Capital’s current estimates or expectations of future events or future results. Texas Capital is under no obligation, and expressly disclaims such obligation, to update, alter or revise its forward-looking statements, whether as a result of new information, future events or otherwise. A number of factors, many of which are beyond Texas Capital’s control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include the risk of adverse impacts from general economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in the prospectus supplements, the Annual Report on Form 10-K and other filings made by Texas Capital with the
Securities and Exchange Commission (SEC).

Opening Remarks
•
Continued strong growth in loans, deposits, ROE and ROA
•
Continued improvement in overall credit quality
•
Strong growth in LHI with good pipeline remaining
•
LHS levels remain high; taking advantage of market demand
•
New equity and debt capital position us for future growth

Financial Review
Net Income and EPS
–
Outstanding growth in net income and EPS compared to Q3-2011 and Q2-2012
Operating Leverage, Core Earnings Power & NIM
–
Growth of Net Revenue
•
24% growth from Q3-2011 and 6% from Q2-2012
–
Strong growth in LHI and LHS
–
Growth in Net Interest Income
•
Small NIM reduction due to growth
•
LHI yields down slightly
•
Strong LHS levels with favorable spreads offset by reduction in market yields for mortgages
•
Improved funding profile at reduced cost with growth in deposits and matched funding of LHS
–
Reduced credit costs with reduction in NPAs and continued low level of NCOs
Capital
–
Capital position enhanced with successful addition of $198 million of new capital raised during Q3-2012

Financial Review
Loan Growth
–
Broad-based growth in LHI
•
Averages increased 6% from Q2-2012 and 21% from Q3-2011
•
Quarter-end balance $235.8 million, or 4%, above Q3-12 average
–
Average LHS balances up 18% from Q2-2012 and 104% from Q3-2011
Funding
–
Funding profile still strong with continued DDA and total deposit growth
–
LHS match funded with borrowings and deposits, producing excellent spreads for highly liquid, short-
duration earning assets
Credit Costs
–
Total credit costs of $3.1 million for Q3-2012
Consistent with expectations for improvement in trends
Provision of $3.0 million compared to $1.0 million in Q2-2012, primarily related to growth
OREO valuation cost of $64,000 compared to $3.1 million in Q2-2012
NCOs of $1.2 million (8 bps) compared to $533,000 (4 bps) in Q2-2012
–
Favorable trend in NPA ratio with $7.9 million (9%) decrease, including OREO reduction of $8.8 million
(32%)

Income Statement

Q3-12 Q2-12 Q1-12 Q4-11 Q3-11
Net interest income
$   96,855 $   90,640 $   88,229 $   88,147 $   79,198
Non-interest income
10,552 10,462 9,190 8,994 7,603
Net revenue
107,407 101,102 97,419 97,141 86,801
Provision for credit losses
3,000 1,000 3,000 6,000 7,000
OREO valuation and write-down expense
64 3,123 2,741 1,091 1,662
Total provision  and OREO valuation 3,064 4,123 5,741 7,091 8,662
Non-interest expense
53,457 50,850 49,535 49,262 44,524
Income before income taxes
50,886 46,129 42,143 40,788 33,615
Income tax expense
18,316 16,506 15,062 15,043 11,905
Net income
$   32,570 $   29,623 $   27,081 $   25,745 $   21,710
Diluted EPS
$         .80 $         .76 $         .70 $         .67 $         .56
Net interest margin
4.36% 4.49% 4.54% 4.60% 4.81%
ROA
1.40% 1.40% 1.33% 1.28% 1.25%
ROE
17.27% 18.08% 17.36% 17.05% 14.93%
Efficiency (1)
49.8% 50.3% 50.8% 50.7% 51.3%
(1)  Excludes OREO valuation charge
(1)

QTD Average Balances, Yields and Rates

(in thousands) Q3 2012 Q2 2012 Q3 2011
Avg. Bal. Yield Rate Avg. Bal. Yield Rate Avg. Bal. Yield Rate
Assets
Securities $ 110,300 4.53% $ 118,440 4.55% $ 148,922 4.50%
Fed funds sold & liquidity investments 74,219 .30% 68,493 .31% 57,359 .33%
Loans held for sale 2,432,027 4.00% 2,062,449 4.11% 1,191,375 4.44%
Loans held for investment 6,313,263 4.81% 5,950,913 4.95% 5,219,496 5.20%
Total loans, net of reserve 8,672,917 4.63% 7,941,583 4.78% 6,344,656 5.11%
Total earning assets 8,857,436 4.59% 8,128,516 4.73% 6,550,937 5.05%
Total assets $9,256,864 $8,522,602 $6,884,500
Liabilities and Stockholders’ Equity
Total interest bearing deposits $4,649,823 .29% $4,388,120 .32% $3,721,743 .34%
Other borrowings 1,639,953 .21% 1,428,575 .21% 894,073 .11%
Subordinated notes 12,065 6.86% – – – –
Long-term debt 113,406 2.43% 113,406 2.44% 113,406 2.22%
Total interest bearing liabilities 6,415,247 .32% 5,930,101 .33% 4,729,222 .34%
Demand deposits 2,010,694 1,864,456 1,525,087
Stockholders’ equity 750,113 658,969 576,958
Total liabilities and stockholders’ equity $9,256,864 .22% $8,522,602 .23% $6,884,500 .23%
Net interest margin 4.36% 4.49% 4.81%

Financial Summary

(in thousands)
QTD Averages
Q3 2012 Q2 2012 Q3 2011
Q3/Q2%
Change
YOY %
Change
Total assets $9,256,864 $8,522,602 $6,884,500 9% 34%
Loans held for investment 6,313,263 5,950,913 5,219,496 6% 21%
Loans held for sale 2,432,027 2,062,449 1,191,375 18% 104%
Total loans 8,745,290 8,013,362 6,410,871 9% 36%
Securities 110,300 118,440 148,922 (7)% (26)%
Demand deposits 2,010,694 1,864,456 1,525,087 8% 32%
Total deposits 6,660,517 6,252,576 5,246,830 7% 27%
Stockholders’ equity 750,113 658,969 576,958 14% 30%

Financial Summary

(in thousands)
Period End
Q3 2012 Q2 2012 Q3 2011
Q3/Q2%
Change
YOY %
Change
Total assets $9,881,362 $9,144,360 $7,705,372 8% 28%
Loans held for investment 6,549,089 6,234,692 5,302,584 5% 24%
Loans held for sale 2,818,622 2,408,032 1,909,567 17% 48%
Total loans 9,367,711 8,642,724 7,212,151 8% 30%
Securities 107,288 114,964 142,895 (7)% (25)%
Demand deposits 2,114,279 2,019,473 1,661,125 5% 27%
Total deposits 6,717,579 6,660,290 5,486,463 1% 22%
Stockholders’ equity 802,406 680,705 587,944 18% 36%

Revenue and Income Growth

($ in thousands)
160,379
174,207
225,951
273,937
335,169
407,904
Operating Revenue CAGR: 22%
Net Interest Income CAGR: 23%
Non-interest Income CAGR: 15%
Non-interest Expense CAGR: 17%
Net Income CAGR: 32%
*Excludes OREO valuation expenses
^Annualized based on 9/30/12 data
Net Interest Income Non-interest Income Non-interest Expense
98,606
154,985
137,733
109,651
205,123
181,403
$0
$40,000
$80,000
$120,000
$160,000
$200,000
$240,000
$280,000
$320,000
$360,000
$400,000
$440,000
2007 2008
2009
2010* 2011* Q3-2012*^

EPS Growth
2007 2008 2009^ 2010 2011
5 Year EPS CAGR: 19%*
YTD 9/30/12
*9 months 2007 – 9 months 2012
^Excludes $.15 effect of preferred TARP dividend during 2009. Reported EPS was $0.55.

$1.99
$0.93
$0.89
$0.71
$1.00
$1.31
$2.25
$1.10
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50

Deposit and Loan Growth

Loans HFI Interest Bearing Deposits Demand Deposits
2007 2008
2009
2010 2011
($ in millions)
Q3-2012
Demand Deposit CAGR: 34%
Total Deposit CAGR: 18%
Loans Held for Investment CAGR: 14%
4,457
4,028
3,462
5,572
6,549
4,711
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
3,066
3,333
4,121
5,455
5,557
6,717

Business Assets
28%
Energy
10%
Highly Liquid
Assets
2%
Loans held for
sale
28%
Other Assets
3%
Comml. R/E Mkt.
Risk
18%
Residential R/E
Mkt. Risk
5%
Owner Occupied
R/E
4%
Unsecured
2%

TEXAS CAPITAL BANCSHARES, INC.

Loan Portfolio Statistics

Non-accrual loans
Commercial $         17,653
Construction 19,249
Real estate 20,100
Consumer 60
Equipment leases 213
Total non-accrual loans $        57,275
Non-accrual loans as % of
loans held for investment
.87%
Non-accrual loans as % of
total loans
.61%
OREO 19,079
Total Non-accruals +
OREO
$    76,354
Non-accrual loans + OREO
as % of loans held for
investment + OREO
1.16%
Total Loans  $9,367,711
All numbers in thousands.
Loan Collateral by Type 9/30/12

Credit Quality
Improved Credit Trends
–
Total credit cost of $3.1 million for Q3-2012, compared to $ 4.1 million in Q2-2012 and $8.7 million in Q3-2011
•
Provision of $3.0 million for Q3-2012 compared to $1.0 million for Q2-2012 and $7.0 million in Q3-2011, reflecting better trends
•
NCOs for YTD of 6 bps, with $1.2 million (8 bps) in Q3-2012 compared to 48 bps in Q3-
2011
•
OREO valuation charge of $64,000 compared to $ 3.1 million in Q2-2012 and $1.7 million in Q3-2011
–
NPA ratio continues to decline
•
Reduction of $26.2 million (26%) from Q3-2011
•
NPA ratio of 1.16% compared to 1.35% in Q2-2012 and 1.92% in Q3-2011
•
NPLs at $57.3 million, up $842,000 from Q2-2012 and down $9.4 million from Q3-2011
•
NPL ratio at 0.61% of total loans and 0.87% of LHI
•
OREO reduction of $8.8 million (32%) from Q2-2012 and $16.7 million (47%) from Q3-
2011
–
Achieved reduction in credit costs consistent with improvement in credit metrics

Credit Quality

Combined reserve /
Loans
*
1.18% 1.31% 1.56% 1.59% 1.16%
Non-accrual loans
+ OREO to
loans
*
+ OREO
1.16% 1.58% 3.25% 2.74% 1.81%
Combined reserve
to non-accruals
1.3x 1.3x .6x .7x 1.0x
Net Charge-offs / Average Loans
* Excludes loans held for sale.
0.06%
0.58%
1.14%
0.46%
0.35%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
2012 2011 2010 2009 2008

Closing Comments
•
Strong core earnings and growth continuing in 2012
•
Successful equity offering and debt issuance
•
Credit cost improvements have been exceptional
•
Strong LHI pipeline presents opportunity for growth potential
•
LHS balances could grow modestly with increased market share and participation program

Q&A 17